Exhibit 99.1

CorEnergy Announces Second Quarter 2022 Results
KANSAS CITY, MO - August 11, 2022 - CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) ("CorEnergy" or the "Company") today announced financial results for the second quarter, ended June 30, 2022.
Second Quarter 2022 and Recent Highlights
•Reported consolidated revenue of $31.5 million for the three months ended June 30, 2022.
•Generated Net Income of $2.2 million and Adjusted EBITDA of $10.0 million.
•Experienced lower than expected transportation volumes, mitigated by higher than plan revenue from the value of crude oil received as pipeline loss allowance and by cost management. Transportation volumes on the Crimson assets are expected to rebound during the third quarter.
•The Company also announced that Crimson subsidiaries recently submitted applications for 10% rate increases to the California Public Utilities Commission, to become effective during the third quarter 2022. This rate increase mitigates the adverse earnings impact of long term decline in oil production levels.
•Declared a second quarter 2022 Common Stock dividend of $0.05 per share and a 7.375% Series A Cumulative Redeemable Preferred Stock dividend of $0.4609375 per depositary share. Both dividends will be paid on August 31, 2022, to stockholders of record on August 17, 2022.
Management Commentary
“Our second quarter was characterized by steady performance from our predictable MoGas operations but a reduction in volume at Crimson as a result of disruptions in the global oil supply chain. Subsequently in July, a third-party operational issue drove increased volume to our California assets, a benefit which is expected to persist through Q3. We have also initiated a combination of cost efficiency measures and pricing increases on our California pipelines in response to this increased volatility for the near-term. Net of these updates, we are maintaining our 2022 outlook calling for adjusted EBITDA of $42.0-$44.0 million,” said Dave Schulte, Chief Executive Officer.

“We also continue to advance our work to enable the transportation of CO2 as part of the emerging carbon sequestration efforts in California. Carbon capture and associated transportation and sequestration has received increased investment and interest due in part to favorable economic incentives from government entities at both the federal and state levels. We believe CorEnergy's assets are very well positioned for carbon sequestration projects in California, and could enable us to maximize utilization of our pipeline assets and rights of ways.”

Exhibit 99.1
Second Quarter Performance Summary
Second quarter financial highlights are as follows:

	For the Three Months Ended
	June 30, 2022
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)	$(1,184,675)	$(0.08)	$(0.08)
Net Cash Provided by Operating Activities	$18,651,187
Adjusted Net Income[1]	$2,368,689
Cash Available for Distribution (CAD)[1]	$46,415
Adjusted EBITDA[2]	$10,028,354

Dividends Declared to Common Stockholders		$0.05
1 Adjusted Net Income excludes special items of $221 thousand which are transaction costs; however CAD has not been so adjusted. Reconciliations of Adjusted Net Income and CAD, as presented, to Net Income (Loss) and Net Cash Provided by Operating Activities are included at the end of this press release. See Note 1 below for additional information.
2 Adjusted EBITDA excludes special items of $221 thousand which are transaction costs. Reconciliation of Adjusted EBITDA, as presented, to Net Income (Loss) is included at the end of this press release. See Note 2 below for additional information.
Business Development Activities
CorEnergy has identified multiple opportunities for negotiated transactions that could expand the Company's market reach or REIT qualifying revenue sources, including both traditional infrastructure and potential-alternative uses for its rights of way. The Company will continue to prudently advance these opportunities within our existing footprint or to enhance scale and diversification.
Outlook
CorEnergy maintained its outlook for 2022:
•Expected adjusted EBITDA of $42.0-$44.0 million,
•Maintenance capital expenditures expected to be in the range of $8.0 million to $9.0 million in 2022; quarterly maintenance costs are not expected to be uniform throughout the year due to project timing,
•Maintain $0.20/share annual run rate common dividend subject to Board approval on a quarterly basis.
Dividend and Distribution Declarations
The Company currently expects to characterize at least some portion of its 2022 Common Stock and Preferred Stock dividends as Return of Capital for tax purposes.
Common Stock: A second quarter 2022 dividend of $0.05 per share was declared for CorEnergy's common stock. The dividend will be paid on August 31, 2022, to stockholders of record on August 17, 2022.

Exhibit 99.1
Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, will be paid on August 31, 2022, to stockholders of record on August 17, 2022.
Class A-1 Units: Pursuant to the terms of the Crimson transaction, the holders of Crimson Class A-1 Units received a cash distribution of $0.4609375 per unit based on the Company’s declared Series A Preferred dividend.
Class A-2 and Class A-3 Units: Pursuant to the terms of the Crimson transaction, the holders of Crimson Class A-2 and Class A-3 Units did not receive a cash distribution this quarter, since no dividend was declared on the underlying Class B Common Stock.
Second Quarter Results Call
CorEnergy will host a conference call on Thursday, August 11, 2022 at 10:00 a.m. Central Time to discuss its financial results. To join the call, dial +1-973-528-0011 at least five minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 10:00 a.m. Central Time on September 10, 2022, by dialing +1-919-882-2331. The Conference ID is 46172. A webcast replay of the conference call will also be available on the Company’s website, corenergy.reit.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) is a real estate investment trust that owns and operates or leases regulated natural gas transmission and distribution lines and crude oil gathering, storage and transmission pipelines and associated rights-of-way. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, failure to realize the anticipated benefits of the Crimson transaction; the risk that CPUC approval is not obtained, is delayed or is subject to unanticipated conditions that could adversely affect CorEnergy or the expected benefits of the Crimson transaction; risks related to the uncertainty of the projected financial information with respect to Crimson, and those factors discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Exhibit 99.1
Notes
1 Management uses CAD as a measure of long-term sustainable performance. Adjusted Net Income and CAD are non-GAAP measures. Adjusted Net Income represents net income (loss) adjusted for gain on sale of equipment and transaction-related costs. CAD represents Adjusted Net Income adjusted for depreciation, amortization and ARO accretion (cash flows) stock-based compensation, and deferred tax expense (benefit) less transaction-related costs; maintenance capital expenditures; preferred dividend requirements and mandatory debt amortization. Reconciliations of Adjusted Net Income and CAD to Net Income (Loss) and Net Cash Provided By Operating Activities are included in the additional financial information attached to this press release.
2 Management uses Adjusted EBITDA as a measure of operating performance. Adjusted EBITDA represents net income (loss) adjusted for items such as (gain) on the sale of equipment, transaction-related costs, depreciation, amortization and ARO accretion expense, stock-based compensation, income tax expense (benefit) and interest expense. The reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the additional financial information attached to this press release.
Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Debbie Hagen or Matt Kreps
877-699-CORR (2677)
info@corenergy.reit
Source: CorEnergy Infrastructure Trust, Inc.

Consolidated Balance Sheets
	June 30, 2022	December 31, 2021
Assets	(Unaudited)
Property and equipment, net of accumulated depreciation of $44,870,127 and $37,022,035 (Crimson VIE*: $335,765,423, and $338,452,392, respectively)	$437,328,908	$441,430,193
Leased property, net of accumulated depreciation of $278,838 and $258,207	1,247,189	1,267,821
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	950,034	1,036,660
Cash and cash equivalents (Crimson VIE: $501,055 and $1,870,000, respectively)	17,750,255	12,496,478
Accounts and other receivables (Crimson VIE: $8,577,791 and $11,291,749, respectively)	12,571,130	15,367,389
Due from affiliated companies (Crimson VIE: $231,105 and $676,825, respectively)	231,105	676,825
Deferred costs, net of accumulated amortization of $536,197 and $345,775	606,150	796,572
Inventory (Crimson VIE: $4,387,216 and $3,839,865, respectively)	4,540,818	3,953,523
Prepaid expenses and other assets (Crimson VIE: $3,931,105 and $5,004,566, respectively)	7,240,815	9,075,043
Operating right-of-use assets (Crimson VIE: $5,057,314 and $5,647,631, respectively)	5,374,148	6,075,939
Deferred tax asset, net	113,625	206,285
Goodwill	16,210,020	16,210,020
Total Assets	$504,164,197	$508,592,748
Liabilities and Equity
Secured credit facilities, net of deferred financing costs of $970,395 and $1,275,244	$96,029,605	$99,724,756
Unsecured convertible senior notes, net of discount and debt issuance costs of $2,055,320 and $2,384,170	115,994,680	115,665,830
Accounts payable and other accrued liabilities (Crimson VIE: $8,596,936 and $9,743,904, respectively)	17,399,201	17,036,064
Income tax payable	305,205	—
Due to affiliated companies (Crimson VIE: $343,105 and $648,316, respectively)	343,105	648,316
Operating lease liability (Crimson VIE: $4,849,887 and $5,647,036, respectively)	5,138,409	6,046,657
Unearned revenue (Crimson VIE $205,790 and $199,405, respectively)	6,120,397	5,839,602
Total Liabilities	$241,330,602	$244,961,225

Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $129,525,675 and $129,525,675 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 51,810 and 51,810 issued and outstanding at June 30, 2022 and December 31, 2021, respectively	$129,525,675	$129,525,675
Common stock, non-convertible, $0.001 par value; 15,060,857 and 14,893,184 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively (100,000,000 shares authorized)	15,060	14,893
Class B Common Stock, $0.001 par value; 683,761 and 683,761 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively (11,896,100 shares authorized)	684	684
Additional paid-in capital	332,588,181	338,302,735
Retained deficit	(323,649,718)	(327,157,636)
Total CorEnergy Equity	138,479,882	140,686,351
Non-controlling interest (Crimson)	124,353,713	122,945,172
Total Equity	262,833,595	263,631,523
Total Liabilities and Equity	$504,164,197	$508,592,748

Consolidated Statements of Operations (Unaudited)
	For the Three Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021
Revenue
Transportation and distribution	$28,112,834	$29,761,354	$28,100,343
Pipeline loss allowance subsequent sales	3,074,436	2,731,763	2,915,533
Lease	30,825	34,225	701,525
Other	303,341	345,009	579,177
Total Revenue	31,521,436	32,872,351	32,296,578
Expenses
Transportation and distribution	14,263,677	13,945,843	15,363,410
Pipeline loss allowance subsequent sales cost of revenue	2,438,987	2,192,649	2,223,646
General and administrative	5,276,363	5,142,865	5,381,654
Depreciation, amortization and ARO accretion	3,992,314	3,976,667	3,748,453
Total Expenses	25,971,341	25,258,024	26,717,163
Operating Income	$5,550,095	$7,614,327	$5,579,415
Other Income (expense)
Other income	$136,023	$120,542	$299,293
Interest expense	(3,342,906)	(3,146,855)	(3,295,703)
Total Other Expense	(3,206,883)	(3,026,313)	(2,996,410)
Income before income taxes	2,343,212	4,588,014	2,583,005
Taxes
Current tax expense	156,877	151,044	20,374
Deferred tax expense	16,209	72,213	135,222
Income tax expense, net	173,086	223,257	155,596
Net Income	2,170,126	4,364,757	2,427,409
Less: Net income attributable to non-controlling interest	966,671	2,060,294	2,014,870
Net income attributable to CorEnergy	$1,203,455	$2,304,463	$412,539
Preferred stock dividends	2,388,130	2,388,130	2,309,672
Net loss attributable to Common Stockholders	$(1,184,675)	$(83,667)	$(1,897,133)

Net Loss Per Common Share:
Basic	$(0.08)	$(0.01)	$(0.14)
Diluted	$(0.08)	$(0.01)	$(0.14)
Weighted Average Shares of Common Stock Outstanding:
Basic	15,673,703	15,600,926	13,659,667
Diluted	15,673,703	15,600,926	13,659,667
Dividends declared per common share	$0.050	$0.050	$0.050

Consolidated Statements of Cash Flows (Unaudited)
	For the Six Months Ended
	June 30, 2022	June 30, 2021
Operating Activities
Net income (loss)	$6,534,883	$(8,266,854)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax, net	88,422	108,822
Depreciation, amortization and ARO accretion	8,793,101	7,427,544
Loss on impairment and disposal of leased property	—	5,811,779
Loss on termination of lease	—	165,644
Loss on extinguishment of debt	—	861,814
Gain on sale of equipment	(22,678)	—
Stock-based compensation	151,359	—
Changes in assets and liabilities:
Accounts and other receivables	1,024,635	541,580
Financing note accrued interest receivable	—	(9,926)
Inventory	(587,295)	144,113
Prepaid expenses and other assets	2,487,362	(2,349,299)
Due from affiliated companies, net	140,509	(184,030)
Management fee payable	—	(666,856)
Accounts payable and other accrued liabilities	363,137	1,740,265
Income tax liability	305,205	—
Operating lease liability	(908,248)	(673,516)
Unearned revenue	280,795	(292,738)
Net cash provided by operating activities	$18,651,187	$4,358,342
Investing Activities
Acquisition of Crimson Midstream Holdings, net of cash acquired	—	(69,002,053)
Purchases of property and equipment	(4,141,485)	(9,275,334)
Proceeds from reimbursable projects	2,103,544	—
Proceeds from sale of property and equipment	38,075	79,600
Proceeds from insurance recovery	—	60,153
Principal payment on financing note receivable	86,626	70,417
Net cash used in investing activities	(1,913,240)	(78,067,217)
Financing Activities
Debt financing costs	—	(2,735,922)
Dividends paid on Series A preferred stock	(4,776,260)	(4,619,344)
Dividends paid on Common Stock	(1,492,690)	(1,232,357)
Reinvestment of Dividends Paid to Common Stockholders	403,204	—
Distributions to non-controlling interest	(1,618,424)	(604,951)
Advances on revolving line of credit	4,000,000	8,000,000
Payments on revolving line of credit	(4,000,000)	(7,000,000)
Principal payments on Crimson secured credit facility	(4,000,000)	—
Net cash used in financing activities	$(11,484,170)	$(8,192,574)
Net change in Cash and Cash Equivalents	$5,253,777	$(81,901,449)
Cash and Cash Equivalents at beginning of period	12,496,478	99,596,907
Cash and Cash Equivalents at end of period	$17,750,255	$17,695,458

Supplemental Disclosure of Cash Flow Information
Interest paid	$4,999,845	$5,750,876
Income taxes paid (net of refunds)	(12,055)	(1,286)

Non-Cash Investing Activities
In-kind consideration for the Grand Isle Gathering System provided as partial consideration for the Crimson Midstream Holdings acquisition	$—	$48,873,169
Crimson Credit Facility assumed and refinanced in connection with the Crimson Midstream Holdings acquisition	—	105,000,000
Equity consideration attributable to non-controlling interest holder in connection with the Crimson Midstream Holdings acquisition	—	116,205,762
Purchases of property, plant and equipment in accounts payable and other accrued liabilities	771,180	386,009

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$—	$235,198
Crimson A-2 Units dividends payment-in-kind		406,000

Non-GAAP Financial Measurements (Unaudited)

The following table presents a reconciliation of Net Income (Loss), as reported in the Consolidated Statements of Operations, to Adjusted Net Income and CAD:

	For the Three Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021
Net Income (loss)	$2,170,126	$4,364,757	$2,427,409
Add:
Transaction costs	221,241	300,095	337,948
Less:
Gain on the sale of equipment	(22,678)	—	—
Adjusted Net Income, excluding special items	$2,368,689	$4,664,852	$2,765,357
Add:
Depreciation, amortization and ARO accretion (Cash Flows)	4,404,174	4,388,927	4,160,510
Stock-based compensation	151,359	—	—
Deferred tax expense	16,209	72,213	135,222
Less:
Transaction costs	221,241	300,095	337,948
Maintenance capital expenditures	1,475,433	1,442,550	2,182,155
Preferred dividend requirements - Series A	2,388,130	2,388,130	2,309,672
Preferred dividend requirements - Non-controlling interest	809,212	809,212	1,517,779
Mandatory debt amortization	2,000,000	2,000,000	2,000,000
Cash Available for Distribution (CAD)	$46,415	$2,186,005	$(1,286,465)

The following table reconciles net cash provided by (used in) operating activities, as reported in the Consolidated Statements of Cash Flows to CAD:

	For the Three Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021
Net cash provided by operating activities	$10,070,603	$8,580,584	$6,839,503
Changes in working capital	(3,351,413)	245,313	(116,362)
Maintenance capital expenditures	(1,475,433)	(1,442,550)	(2,182,155)
Preferred dividend requirements	(2,388,130)	(2,388,130)	(2,309,672)
Preferred dividend requirements - non-controlling interest	(809,212)	(809,212)	(1,517,779)
Mandatory debt amortization included in financing activities	(2,000,000)	(2,000,000)	(2,000,000)
Cash Available for Distribution (CAD)	$46,415	$2,186,005	$(1,286,465)

Other Special Items:
Transaction costs	$221,241	$300,095	$337,948

Other Cash Flow Information:
Net cash used in investing activities	$(857,208)	$(1,056,032)	$(5,519,635)
Net cash used in financing activities	(4,749,222)	(6,734,948)	(2,464,404)

The following table presents a reconciliation of Net Income (Loss), as reported in the Consolidated Statements of Operations, to Adjusted EBITDA:

	For the Three Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021
Net Income	$2,170,126	$4,364,757	$2,427,409
Gain on the sale of equipment	(22,678)	—	—
Transaction costs	221,241	300,095	337,948
Depreciation, amortization and ARO accretion	3,992,314	3,976,667	3,748,453
Stock-based compensation	151,359	—	—
Income tax expense, net	173,086	223,257	155,596
Interest expense, net	3,342,906	3,146,855	3,295,703
Adjusted EBITDA	$10,028,354	$12,011,631	$9,965,109